                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-23970                   77-0216135
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

         On July 27, 2006, during its second quarter earnings conference call, the Company stated that it was forecasting revenues for the full year 2006 to be at the low end of the previously announced range of $54 million to $59 million and earnings to be at the low end of the previously announced range of $0.12 to
$0.18 per share. Earnings per share estimates exclude stock option expense.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FALCONSTOR SOFTWARE, INC.

Dated: July 27, 2006                         By: /s/ James Weber
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                                             Name:    James Weber
                                             Title:   Chief Financial Officer and
                                                      Vice President

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